UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13550 Hempstead Highway Houston, Texas	77040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibit is filed herewith:

99.1    Press Release issued October 30, 2003 regarding the third quarter 2003 earnings of Dril-Quip, Inc.

Item 12.    Results of Operations and Financial Condition.

On October 30, 2003, Dril-Quip, Inc. (“Dril-Quip”) reported third quarter 2003 earnings. For additional information regarding Dril-Quip’s third quarter 2003 earnings, please refer to Dril-Quip’s press release attached to this report as Exhibit 99.1 (the “Press Release”), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item 12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Dril-Quip under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

Date: October 30, 2003	By	/s/ Gary D. Smith

Gary D. Smith Co-Chairman and Co-Chief Executive Officer

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Exhibit Index

Exhibit Number	Exhibit Description

99.1	Press Release issued October 30, 2003 regarding the third quarter 2003 earnings of Dril-Quip, Inc.

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